EXECUTION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (the “Agreement”), dated as of March 1, 2006, is between HSI Asset Securitization Corporation, a Delaware corporation (the “Company”), and HSBC Bank USA, National Association, a national banking association (the “Seller”).

The Company and the Seller hereby recite and agree as follows:

1.

Defined Terms.  Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Depositor, Option One Mortgage Corporation, as originator (the “Originator”) and servicer, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, and Deutsche Bank National Trust Company, as trustee (the “Trustee”), relating to the issuance of the HSI Asset Securitization Corporation Trust 2006-OPT3 Mortgage Pass-Through Certificates, Series 2006-OPT3 (the “Pooling and Servicing Agreement”).  Unless otherwise defined  herein, capitalized terms used herein shall have the same meanings assigned to them in the Pooling and Servicing Agreement.

2.

Purchase of Mortgage Loans.  The Seller hereby sells, transfers, assigns and conveys, and the Company hereby purchases the mortgage loans (the “Mortgage Loans”) listed on the Mortgage Loan Schedule in Exhibit 1.

3.

Purchase Price; Purchase and Sale.  The purchase price (the “Purchase Price”) for the Mortgage Loans shall be $985,282,324.94 inclusive of accrued and unpaid interest on the Mortgage Loans at the weighted average interest rate borne by the Mortgage Loans from the date hereof to but not including the Closing Date, payable by the Company to the Seller on the Closing Date either (i) by appropriate notation of an inter-company transfer between affiliates of HSBC or (ii) in immediately available Federal funds wired to such bank as may be designated by the Seller.

Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Company all the right, title and interest of the Seller in and to the Mortgage Loans as of the Cut-Off Date, including all interest and principal due on the Mortgage Loans after the Cut-Off Date (including Scheduled Payments due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with all of the Seller’s right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies.

The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

4.

Representations and Warranties. The Seller hereby represents and warrants to the Company with respect to each Mortgage Loan as of the date hereof and as of the Closing Date as follows:

(a)

With respect to each Mortgage Loan in any Loan Group, as of the date hereof and as of the Closing Date:

(1)

The Seller has good title to the Mortgage Loans and the Mortgage Loans were subject to no offsets, defenses or counterclaims.

(2)

Except with respect to payments not yet more than 30 days past due, there has been no delinquency, exclusive of any grace period, in any payment by the borrower since the Initial Sale Date of the Mortgage Loan.

(3)

The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation of the Mortgaged Property.

(4)

From and after the Initial Sale Date to the Closing Date, there have been no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(5)

From and after the Initial Sale Date to the Closing Date, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee on behalf of the Company; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no borrower has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

(6)

All buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount not less than the greatest of (i) 100.00% of the replacement cost of all improvements to the Mortgaged Property, (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each second lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien mortgage loan and the outstanding principal balance of the second lien Mortgage Loan, (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the underwriting guidelines or (iv) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis.  All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of the Underwriting Guidelines.  The Mortgage obligates the borrower thereunder to maintain all such insurance at the borrower’s cost and expense, and on the borrower’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at borrower’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(7)

The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(8)

The Mortgage is a valid, existing and enforceable first or second lien (as indicated on the Mortgage Loan Schedule) on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) to the extent the Mortgage Loan is a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), the related first lien on the Mortgaged Property; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second  priority security interest (in each case, as indicated on the Mortgage Loan Schedule) on the property described therein and the Seller has full right to sell and assign the same to the Company.

(9)

From and after the Initial Sale Date and immediately prior to the transfer and assignment of each Mortgage Loan by the Seller to the Company, the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage.  The Seller has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(10)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.  With respect to each second lien Mortgage Loan, (i) the first lien mortgage loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related Mortgage Note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit negative amortization under such first lien Mortgage Loan, and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;

(11)

From and after the Initial Sale Date to the Closing Date, no mechanics’ or similar liens or claims have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(12)

Since the Initial Sale Date of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested by the borrower under the Servicemembers Civil Relief Act;

(13)

From and after the Initial Sale Date to the Closing Date, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

(14)

There is no Mortgage Loan that was originated on or after October 1, 2002 through March 6, 2003 which is governed by the Georgia Fair Lending Act.

(15)

No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, or (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary Version 5.6(c) Revised, Appendix E).

(16)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(17)

The information set forth in the Mortgage Loan Schedule with respect to Prepayment Charges is complete, true and correct in all material respects and, subject to applicable federal and state law, each Prepayment Charge is permissible, enforceable and collectible.

(18)

No Mortgage Loan is (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

(b)

In addition to the representations and warranties in Paragraph 4(a) above, with respect to the Group I Mortgage Loans, as of the date hereof and as of the Closing Date:

(1)

Each Group I Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae’s Selling Guide.

(2)

No Group I Mortgage Loan secured by a Mortgaged Property located in Georgia is a “High-Cost Home Loan” as defined in the Georgia Act; no Group I Mortgage Loan secured by a Mortgaged Property located in New York is a “High-Cost Home Loan” as defined in Section 6-1 of the New York State Banking Law; no Group I Mortgage Loan secured by a Mortgaged Property located in Arkansas is a “High-Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective June 24, 2003 (Act 1340 of 2003); no Group I Mortgage Loan secured by a Mortgaged Property located in Kentucky is a “High-Cost Home Loan” as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100); no Group I Mortgage Loan secured by a Mortgaged Property located in Illinois is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act (815 Ill. Comp. Stat. 137/1 et seq.); no Group I Mortgage Loan secured by a Mortgaged Property located in New Jersey is a High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46: 10B-22 et seq.); no Group I Mortgage Loan secured by a Mortgaged Property located in New Mexico is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et. seq.); and no Group I Mortgage Loan secured by a Mortgaged Property located in Massachusetts is a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C).

(3)

To the best of the Seller’s knowledge, except with respect to broker yield spread premium (“YSP”) as permitted by law, no borrower was encouraged or required to select a mortgage loan product offered by the Originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of  such Group I Mortgage Loan’s origination, the borrower did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the Originator or an affiliate of the Originator.  If, at the time of the loan application, the borrower may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Originator, the Originator referred the borrower’s application to such affiliate for underwriting consideration.

(4)

To the best of the Seller’s knowledge, the methodology used in underwriting the extension of credit for each Group I Mortgage Loan does not rely solely on the borrower’s equity in the collateral for determining approval of credit extension, but relies on additional factors such as the borrower’s income, assets, liabilities and/or credit history.  Such underwriting methodology confirmed that at the time of origination (application/approval), the borrower had a reasonable ability to make timely payments on the related Group I Mortgage Loan.

(5)

With respect to any Group I Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a prepayment prior to maturity, to the best of the Seller’s knowledge: (i) pursuant to the Originator’s underwriting guidelines, the borrower agreed to such a premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to such Group I Mortgage Loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such Prepayment Charge, (iii) the Prepayment Charge is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, (iv) the duration of the prepayment period does not exceed three years from the date of the note, and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments.

(6)

To the best of the Seller’s knowledge, no borrower was required to purchase any credit life, disability, accident, unemployment or health insurance product or debt cancellation agreement as a condition of obtaining the extension of credit evidenced by the Group I Mortgage Loan.  No borrower obtained a prepaid single-premium credit life, disability, accident, unemployment, mortgage or health insurance policy in connection with the origination of the Group I Mortgage Loan; and no proceeds from any Group I Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Group I Mortgage Loan.

(7)

To the best of the Seller’s knowledge, all points and fees related to each Group I Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.  Except in the case of a Group I Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such Group I Mortgage Loan, such 5% limitation calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide.

(8)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Group I Mortgage Loan have been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

(9)

The Seller shall cause the Servicer to transmit full-file credit reporting data for each Group I Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and, with respect to each Group I Mortgage Loan, the Seller shall cause the Servicer to report one of the following statuses each month as follows:  new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

(10)

The Servicer for each Group I Mortgage Loan has fully furnished in the past (and the Seller shall cause the Servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

(11)

The outstanding Scheduled Principal Balance of each Group I Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien or second lien one-to-four family residential mortgage loans, as applicable, as set forth in the Fannie Mae Selling Guide.

(12)

No Group I Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven years.

(13)

No Group I Mortgage Loan is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of the Mortgage Loan or interest in the Mortgage Loan the Seller shall waive the terms of the arbitration (or in the event of a sale or transfer of the Mortgage Loan or interest therein to Fannie Mae, the terms of the arbitration are null and void).  The Seller or Servicer will notify the borrower in writing within sixty days of the sale or transfer of the Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void.

(14)

With respect to Group I Mortgage Loans secured by manufactured housing, each contract is secured by a “single family residence” within the meaning of Section 25(e)(10) of the Code.  The fair market value of the manufactured home securing each contract was at least 80% of the adjusted issue price of the contract at either (i) the time the contract was originated (determined pursuant to the REMIC provisions of the Code or (ii) the time the contract was transferred to the Seller).  Each such contract is a “qualified mortgage” under Section 860G(a)(3) of the Code.

(c)

In addition to the representations and warranties in Paragraph 4(a) above, with respect to the Group II Mortgage Loans, as of the date hereof and as of the Closing Date:

(1)

The outstanding Scheduled Principal Balance of each Group II Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to conforming, first or second lien one-to-four family residential mortgage loans as set forth in the Freddie Mac Selling Guide.

(2)

To the best of Seller’s knowledge:  (a) no borrower was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit; (b) no borrower obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of the Group II Mortgage Loan; and (c) no proceeds from any Group II Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Group I Mortgage Loan.

(3)

The Servicer for each Group II Mortgage Loan has fully furnished in the past (and the Pooling and Servicing Agreement requires the Servicer to so furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

(4)

With respect to any Group II Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a prepayment prior to maturity, to the best of the Seller’s knowledge: (i) pursuant to the Originator’s underwriting guidelines, the borrower must agree to such a premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to such Group II Mortgage Loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such Prepayment Charge, (iii) the Prepayment Charge is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, (iv) the duration of the prepayment period during which the Prepayment Charge may be imposed does not exceed three years from the date of the related Mortgage Note, and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such Prepayment Charge in any instance when the mortgage debt is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default.

(5)

With respect to any Group II Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(6)

To the best of the Seller’s knowledge, no borrower was encouraged or required to select a mortgage loan product offered by the Originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Group II Mortgage Loan’s origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Originator or any affiliate of the Originator.  If, at the time of loan application, the borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Originator, the Originator referred the borrower’s application to such affiliate for underwriting consideration.

(7)

To the best of the Seller’s knowledge, the methodology used in underwriting the extension of credit for each Group II Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination the borrower had the reasonable ability to make timely payments on the Group II Mortgage Loan.

(8)

To the best of the Seller’s knowledge, no borrower under a Group II Mortgage Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Group II Mortgage Loan, whichever is greater. For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

(9)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Group II Mortgage Loan have been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

It is understood and agreed that the representations and warranties of the Seller set forth in this Section 4 shall survive the Closing Date.  Upon the discovery by either the Seller or the Company of a breach of any of the foregoing representations and warranties (excluding a breach with respect to representation in subparagraph (a)(17) of Section 4 above) that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty of the Originator under the Pooling and Servicing Agreement, the party discovering the breach shall give prompt written notice to the other.  Within 30 days of the earlier of either discovery by or notice to the Seller of any breach of any of the foregoing representations or warranties that materially and adversely affects the value of any Mortgage Loan, the Seller shall use its best efforts to cure such breach in all material respects and, if such defect or breach cannot be remedied, the Seller shall, at the Company’s option as specified in writing and provided to the Seller, (i) if such 30 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan; or (ii) repurchase such Mortgage Loan at the Repurchase Price.  Notwithstanding the foregoing, with respect to any of the foregoing representations and warranties made in subparagraphs (b) and (c) of this Section 4, a breach of any such representations or warranty shall be deemed to materially and adversely affect the value of the affected Mortgage Loan and the interests of Certificateholders therein, thus requiring the Seller to repurchase or substitute such Mortgage Loan irrespective of the Seller’s knowledge of the breach or violation of the representations or warranties.

Notwithstanding the preceding paragraph, in connection with the Seller’s representations and warranties made in subparagraph (a)(17) of Section 4 and within 90 days of the earlier of discovery by the Seller or receipt of notice from the Servicer of a breach of such representation and warranty by the Seller, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge, pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Distribution Account no later than the Remittance Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred.

5.

Repurchase and Substitution of Mortgage Loans.  In the event the Originator fails to perform its repurchase or substitution obligations under Section 2.03 of the Pooling and Servicing Agreement resulting from the insolvency or financial inability of the Originator to do so, the Seller may, in its sole discretion, opt to undertake such repurchase or substitution.

6.

Underwriting.  The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement or the Purchase Agreement at or prior to the Closing Date.

7.

Notices.  All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Company, be addressed to it at HSI Asset Securitization Corporation, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance, or, if sent to the Seller, be addressed to it at HSBC Bank USA, National Association, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance.

8.

Miscellaneous.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.  This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Seller and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HSI ASSET SECURITIZATION CORPORATION

By:  /s/ ANDREA LENOX

Name: Andrea Lenox

Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:  /s/ JON E. VOIGTMAN

Name: Jon E. Voigtman

Title: Managing Director #14311

EXHIBIT 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “HASCO 2006-OPT3 Mortgage Loan Schedules” at the Washington, D.C. offices of McKee Nelson LLP]